Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.5591%


        Excess Protection Level
          3 Month Average   6.01%
          September, 1999   5.87%
          August, 1999   5.85%
          July, 1999   6.33%


        Cash Yield                                  18.03%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.56%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $3,198,912,739.27